UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2006

CARVER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21487	13-3904147
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

75 West 125th Street, New York, NY 10027-4512
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 876-4747

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On June 29, 2006, Carver Bancorp, Inc. (the “Company”) announced that the stockholders of Community Capital Bank (“Community Capital”) approved the acquisition of Community Capital by the Company at their Annual and Special Meeting of Stockholders.

A copy of the press release, dated June 29, 2006, announcing that Community Capital’s stockholders approved the transaction with the Company is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(c)     Exhibits

   The following Exhibits are filed as part of this report.

99.1	Press Release, dated June 29, 2006, announcing that Community Capital stockholders approved the transaction with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARVER BANCORP, INC.
By: /s/ Deborah C. Wright Deborah C. Wright Chairman, President and Chief Executive Officer

Dated: June 29, 2006

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release, dated June 29, 2006, announcing that Community Capital stockholders approved the transaction with the Company.